Exhibit 10.8

Amendment No. 3 to

EXCLUSIVE LICENSE AGREEMENT

between

Icahn School of Medicine at Mount Sinai
And Monogram Orthopedics Inc.

This Amendment No.3 (the “Amendment”), effective as of September 17, 2020, is entered into by and between Icahn School of Medicine at Mount Sinai, a New York not-for-profit education corporation, having a principal place of business at One Gustave L. Levy Place, New York, NY 10029 (“Mount Sinai”) and Monogram Orthopedics Inc., a Delaware corporation with a principal place of business at 3913 Todd Lane, Suite 307, Austin, TX 78744 (“Monogram”).

WHEREAS, Mount Sinai and Company entered into an exclusive license agreement with an effective date of October 3, 2017 (the “Agreement”);

WHEREAS, the parties intend to amend the Agreement for the purpose of amending Exhibit A to introduce additional Licensed Patents and to provide compensation to Mount Sinai for the addition of such Licensed Patents;

NOW THEREFORE, in consideration of the mutual obligations in this Amendment and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, Mount Sinai and Company hereby agree as follows:

1.	All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.	Exhibit A shall be deleted and hereby replaced in its entirety with the Exhibit A attached to this Amendment.

3.	As consideration for the Licensed Patents added by Section 2 of this Amendment, Monogram agrees to pay Mount Sinai $1,000 within 30 days of the effective date of this Amendment.

4.

All other terms and conditions to the Agreement remain unchanged and in full force and effect except to the extent modified by the terms and conditions of this Amendment. The Agreement, as modified by this Amendment, contains the entire understanding of the parties with respect to the subject matter contemplated herein.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment.

ICAHN SCHOOL OF MEDICINE AT

MOUNT SINAI

By:	/s/ Erik Lium

Name:	Erik Lium

Title:	President

Date:	11/18/2020 | 3:47 PM EST

COMPANY

By:	/s/ Benjamin Sexson

Name:	Benjamin Sexson

Title:	CEO

Date:	11/29/2020

Exhibit A

Licensed Patents

Country	App Type	Serial No.	Status	File Date	Title	Publication Date	Publication No.
United States	Provisional	62/319,710	Expired	2016-04-07	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS
United States	PCT	PCT/US2017/26681	Pending	2017-04-07	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS	2017-10-12	WO 2017/177182
United States	Nat’l Phase	16/153,334	Pending	2018-10-05	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS
Europe	Nat’l Phase	17779938.4	Pending	2017-04-07	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS	2019-02-13	EP 3439584A
Australia	Nat’l Phase	2017248357	Pending	2017-04-07	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS
Canada	Nat’l Phase	3,020,362	Pending	2017-04-07	APPARATUS, METHOD AND SYSTEM FOR PROVIDING CUSTOMIZABLE BONE IMPLANTS
United States	Provisional	62/811,855	Expired	2019-02-28	CUSTOMIZED TIBIAL TRAYS CONTACTABLE WITH AN UNDERLYING CORTICAL BONE, METHODS, AND SYSTEMS FOR KNEE REPLACEMENT
United States	Provisional	62/879,800	Expired	2019-07-29	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT
United States	PCT	PCT/US2020/020279	Pending	2020-02-28	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT	2020-09-03	WO 2020/176824

United States	Provisional	63/027,098	Pending	2020-05-19	CUSTOMIZED TIBIAL TRAYS, METHODS,AND SYSTEMS FOR KNEE REPLACEMENT (with screws)
United States	Provisional	62/834,692	Expired	2019-04-16	CUSTOM HIP DESIGN AND INSERTABILITY ANALYSIS
United States	PCT	PCT/US2020/028499	Pending	2020-04-15	CUSTOM HIP DESIGN AND INSERTABILITY ANALYSIS
United States	Provisional	62/854,648	Pending	2019-05-30	ROBOT MOUNTED CAMERA REGISTRATION AND TRACKING SYSTEM FOR ORTHOPEDIC AND NEUROLOGICAL SURGERY
United States	PCT	PCT/US2020/035408	Pending	2020-05-29	ROBOT MOUNTED CAMERA REGISTRATION AND TRACKING SYSTEM FOR ORTHOPEDIC AND NEUROLOGICAL SURGERY
United States	Provisional	62/850,050	Expired	2019-05-20	A SYSTEM AND METHOD FOR INTERACTION AND DEFINITION OF TOOL PATHWAYS FOR A ROBOTIC CUTTING TOOL
United States	PCT	PCT/US2020/033810	Pending	2020-05-20	A SYSTEM AND METHOD FOR INTERACTION AND DEFINITION OF TOOL PATHWAYS FOR A ROBOTIC CUTTING TOOL
United States	Provisional	62/990,827	Pending	2020-03-17	REGISTRATION AND/OR TRACKING OF A PATIENT'S BONE EMPLOYING A PATIENT SPECIFIC BONE JIG